UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2021 (Date of earliest event reported)

Airspan Networks Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39679	85-2642786
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

777 Yamato Road, Suite 310, Boca Raton, FL 33431
(Address of principal executive offices) (Zip Code)

(561) 893-8670
(Registrant’s Telephone Number, Including Area Code)

New Beginnings Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIMO	NYSE American
Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MIMO WS	NYSE American
Warrants, exercisable for shares of common stock at an exercise price of $12.50 per share	MIMO WSA	NYSE American
Warrants, exercisable for shares of common stock at an exercise price of $15.00 per share	MIMO WSB	NYSE American
Warrants, exercisable for shares of common stock at an exercise price of $17.50 per share	MIMO WSC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Airspan” and the “Company” refer to Airspan Networks Holdings Inc., a Delaware corporation (f/k/a New Beginnings Acquisition Corp.), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “New Beginnings” refer to New Beginnings Acquisition Corp. prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus/Consent Solicitation Statement (as defined below) in the section entitled “Frequently Used Terms” beginning on page 2 thereof, and such definitions are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal – The Business Combination” and “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on pages 106 and 123, respectively, of the proxy statement/prospectus/consent solicitation statement (the “Proxy Statement/Prospectus/Consent Solicitation Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2021 by New Beginnings, New Beginnings entered into that certain Business Combination Agreement (the “Business Combination Agreement”) dated March 8, 2021, with Artemis Merger Sub Corp., a Delaware corporation and newly formed, wholly-owned direct subsidiary of New Beginnings (“Merger Sub”), and Airspan Networks Inc., a Delaware corporation (“Legacy Airspan”). Pursuant to the Business Combination Agreement, Merger Sub was merged with and into Legacy Airspan, with Legacy Airspan surviving the merger and becoming a wholly-owned direct subsidiary of New Beginnings (the “Business Combination” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

On August 11, 2021, New Beginnings held a special meeting of the stockholders (the “Special Meeting”), at which the New Beginnings stockholders considered and voted on, among other matters, a proposal to approve and adopt the Business Combination Agreement and the Transactions.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting on August 13, 2021, the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transaction and the entry into agreements relating thereto and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

On August 13, 2021, the Company, certain stockholders of New Beginnings (the “Sponsor Holders”) and certain stockholders of Legacy Airspan (collectively with the Sponsor Holders, the “Holders”) entered into that certain Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”).

Pursuant to the terms of the Registration Rights and Lock-Up Agreement, the Company is obligated to file a shelf registration statement to register the resale of certain securities of the Company held by the Holders. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, to sell all or any portion of their registrable securities in an underwritten offering pursuant to a shelf registration statement so long as (i) the total offering price is reasonably expected to exceed $50 million or (ii) if such requesting Holder reasonably expects to sell all of the registerable securities held by such Holder in such underwritten offering pursuant to a shelf registration statement, the total offering price is reasonably expected to exceed $10 million. The Registration Rights and Lock-Up Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain exceptions, the Registration Rights and Lock-Up Agreement further provides for the securities of the Company held by Oak Investment Partners XI, Limited Partnership, Oak Investment Partners XIII, Limited Partnership, Qualcomm Incorporated and SoftBank Group Capital Limited to be locked-up for a period of six months following the Closing, while the Founder Shares held by the Sponsor will be locked-up for a period of one year following the Closing, in each case subject to earlier release upon (i) the date on which the last reported sale price of the common stock of the Company equals or exceeds $12.50 per share for any 20 trading days within any 30-day trading period or (ii) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction after the Closing that results in all of the Company’s stockholders having the right to exchange their shares of common stock of the Company for cash, securities or other property.

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the Registration Rights and Lock-Up Agreement, a copy of which is filed as Exhibit 10.1 to this Report, and incorporated herein by reference.

Stockholders Agreement

On August 13, 2021, New Beginnings, the Sponsor and certain stockholders of Legacy Airspan entered into the Stockholders Agreement, which provides, among other things, that the Board consists of eight directors. Additionally, the Stockholders Agreement provides that, from and after the Closing and until such time as the Sponsor beneficially owns less than 1,535,000 shares of the Company’s Common Stock, the Sponsor will have the right to nominate the Sponsor Director, who is initially Michael Liebowitz. The Stockholders Agreement also provides that for so long as the Sponsor Director is an independent director, the Sponsor Director will be appointed to, and serve on, the nominating and corporate governance committee of the Board (or, if there is no nominating and corporate governance committee of the Board, such other committee of the Board that is primarily responsible for nominating and corporate governance matters).

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed as Exhibit 10.2 to this Report, and incorporated herein by reference.

Warrants

On August 13, 2021, New Beginnings and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”) entered into a warrant agreement (the “Post-Combination Company Warrant Agreement”), which provides for the form and provisions of the Post-Combination Company Warrants, the terms upon which the Post-Combination Company Warrants will be issued and exercised, and the respective rights, limitation of rights, and immunities of Airspan, the Warrant Agent, and the holders of the Post-Combination Company Warrants. The Post-Combination Company Warrants to be issued pursuant to the Post-Combination Company Warrant Agreement include: (i) 3,000,000 Post-Combination Company $12.50 Warrants; (ii) 3,000,000 Post-Combination Company $15.00 Warrants; and (iii) 3,000,000 Post-Combination Company $17.50 Warrants. Under the Post-Combination Company Warrants, New Beginnings may redeem the warrants upon 30 days’ prior written notice if the sales price of the shares of New Beginnings Common Stock exceeds certain thresholds over a 30-trading day period.

The foregoing description of the Post-Combination Company Warrant Agreement is qualified in its entirety by reference to the full text of the Post-Combination Company Warrant Agreement, a copy of which is filed as Exhibit 4.4 to this Report, and incorporated herein by reference.

Amended Credit Agreement

At Closing, on August 13, 2021, the Company, Legacy Airspan and certain of its subsidiaries who are party to the Fortress Credit Agreement entered into a Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and Other Loan Documents relating to the Fortress Credit Agreement (the “Fortress Amendment”) with Fortress to, among other things, add the Company as a guarantor, recognize and account for the Business Combination, recognize and account for the Convertible Notes (as defined below) and provide updated procedures for replacement of LIBOR. The foregoing description of the Fortress Amendment is qualified in its entirety by reference to the full text of the Fortress Amendment, a copy of which is filed as Exhibit 10.3 to this Report, and incorporated herein by reference.

The Fortress Credit Agreement is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Certain Airspan Relationships and Related Party Transactions — Equity Financings — SoftBank” beginning on page 219 thereof, and such description is incorporated by reference herein. This description of the Fortress Credit Agreement is qualified in its entirety by reference to the full text of the Fortress Credit Agreement and related amendments, which are filed as Exhibits 10.42 through 10.45 to this Report.

Convertible Notes

Immediately prior to Closing, on August 13, 2021, the Company issued $50,000,000 aggregate principal amount of senior secured convertible notes (the “Convertible Notes”) under a Senior Secured Convertible Note Purchase and Guarantee Agreement (the “Purchase Agreement”) by and among the Company, as issuer, Merger Sub, as guarantor, DBFIP ANI LLC, as agent, collateral agent and trustee, and FIP UST LP, Drawbridge Special Opportunities Fund LP, DBDB Funding LLC, Fortress Lending II Holdings L.P., FLF II Holdings Finance L.P., Fortress Lending Fund II MA-CRPTF LP, Fortress Lending I Holdings L.P. and FLF I Holdings Finance L.P. At Closing, Legacy Airspan and certain of its subsidiaries who are party to the Fortress Credit Agreement entered into a joinder agreement to add Legacy Airspan and such subsidiaries as guarantors under the Purchase Agreement (the “Joinder Agreement”). The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the full text of the Joinder Agreement, a copy of which is filed as Exhibit 10.48 to this Report, and incorporated herein by reference. SoftBank has an indirect, non-controlling beneficial interest in Fortress, which is the collateral agent under the Purchase Agreement and the Convertible Notes. Softbank has an indirect, non-controlling beneficial interest in each purchaser of Convertible Notes as of the Note Closing (as defined below).

The Convertible Notes bear interest at a rate equal to 7.0% per annum (the “Base Rate”), payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2021. Under certain circumstances, a default interest will apply following an event of default under the Convertible Notes at a per annum rate equal to the lower of (i) the Base Rate plus 3.75% and (ii) the maximum amount permitted by law. The Convertible Notes mature on December 30, 2024, unless earlier accelerated, converted, redeemed or repurchased. The Convertible Notes are secured by substantially all of the assets of the Company and a pledge of the capital stock of its subsidiaries.

Each Convertible Note, together with all accrued but unpaid interest thereon, are convertible, in whole or in part, at the option of the holder thereof, at any time prior to the payment in full of the principal amount thereof (together with all accrued but unpaid interest thereon), into shares of common stock of the Company at a conversion price equal to $12.50 per share. The conversion price with respect to the Convertible Notes is subject to adjustment to reflect stock splits and subdivisions, stock and other dividends and distributions, recapitalizations, reclassifications, combinations and other similar changes in capital structure. The conversion price with respect to the Convertible Notes is subject to a broad-based weighted average anti-dilution adjustment in the event the Company issues, or is deemed to have issued, shares of Company common stock, other than certain excepted issuances, at a price below the conversion price then in effect. Notwithstanding the above, the number of shares of Company common stock that may be acquired by a holder upon any conversion of a Convertible Note will be limited to the extent necessary to insure that, following such conversion, the total number of shares of Company common stock then beneficially owned by that holder and its affiliates and any other person whose beneficial ownership of Company common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) does not exceed 4.999% of the total number of issued and outstanding shares of Company common stock (including the shares of Company common stock issuable upon such conversion).

Upon the occurrence of a change of control, or if the Company common stock or other securities into which the Convertible Notes are then convertible cease to be listed for trading on a U.S. national securities exchange, in each case, prior to the maturity date of the Convertible Notes, a holder of Convertible Notes will have the right, at its option, to require the Company to repurchase for cash all or a portion of the holder’s Convertible Notes at a repurchase price equal to the sum of (i) all of the principal to be repurchased, (ii) any accrued and unpaid interest thereon through the date of repurchase, and (iii) any applicable make-whole amount. In addition, a future voluntary prepayment of Legacy Airspan’s existing senior secured debt under the Fortress Credit Agreement will grant a holder of Convertible Notes the right, at its option, to require the Company to repurchase for cash a proportionate amount of the holder’s Convertible Notes at a repurchase price equal to the sum of (a) the principal to be repurchased, (b) any accrued and unpaid interest thereon to the date of repurchase, and (c) any applicable make-whole amount. In the event certain other events occur or conditions exist, including the issuance of certain Indebtedness (as defined in the Purchase Agreement), certain asset dispositions, and certain issuances of equity, a holder of Convertible Notes will have the right, at its option, to require the Company to repurchase for cash a portion of the holder’s Convertible Notes at a repurchase price equal to the sum of (x) the principal to be repurchased, (y) any accrued and unpaid interest thereon to the date of repurchase, and (z) any applicable make-whole amount. In the event certain cash flow thresholds are exceeded or certain proceeds of condemnation or insurance are received and not reinvested, a holder of Convertible Notes will have the right, at its option, to require the Company to repurchase for cash a portion of the holder’s Convertible Notes at a repurchase price equal to the sum of (A) all of the principal to be repurchased, and (B) any accrued and unpaid interest thereon to or through, as applicable, the date of repurchase.

The Convertible Notes will not be redeemable by the Company prior to the second anniversary of the issuance of the Convertible Notes (the “Note Closing”). On or after the second anniversary of the Note Closing, the Convertible Notes will be redeemable, in whole or in part, by the Company for cash, shares of Company common stock or any combination thereof, at the Company’s option, if the last reported sale price of the Company common stock has been at least 130% of the conversion price then in effect for the 30 consecutive trading days ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption to the holders of Convertible Notes at a redemption price equal to (i) all of the principal to be redeemed, (ii) any accrued and unpaid interest thereon through the date of redemption, and (iii) any applicable make-whole amount.

The terms of the Convertible Notes and the Purchase Agreement contains representations and warranties, events of default and affirmative and negative covenants, which include, among other things, certain restrictions on the ability to pay dividends, create liens, incur additional indebtedness, make investments, dispose of assets, consummate business combinations (except for permitted investments, as defined in the Note Purchase Agreement), and make distributions. In addition, financial covenants apply, including, (a) minimum liquidity of $5.0 million, (b) minimum last twelve-month revenue and (c) minimum last twelve-month Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and certain other expenses including stock compensation, non-recurring costs in connection with the loan documentation and the merger transaction, warrant liabilities, and other noncash amortization expenses, in each case, determined in accordance with GAAP. Revenue and EBITDA financial covenants are tested quarterly. The Convertible Notes are pari passu in right of payment and lien priority and are secured by a security interest in (a) all of the real, personal and mixed property in which liens are granted or purported to be granted pursuant to any of the collateral documents as security for the obligations (b) all products, proceeds, rents and profits of such property, (c) all of each loan party’s book and records (d) all of the foregoing whether now owned or existing, in each case excluding certain excluded assets.

The foregoing description of the Convertible Notes and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is included as Exhibit 10.47 to this Report, and the full text of the form of Convertible Note, a copy of which is included as Annex A to the Purchase Agreement in Exhibit 10.47 to this Report, each of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on August 11, 2021, New Beginnings held the Special Meeting, at which the New Beginnings stockholders considered and voted in favor of, among other matters, a proposal to approve and adopt the Business Combination Agreement and the Transactions. On August 13, 2021, the parties consummated the Business Combination (the “Closing” and such date the “Closing Date”). In connection with the Closing, the Company changed its name from New Beginnings Acquisition Corp. to Airspan Networks Holdings Inc.

Holders of an aggregate of 9,997,049 shares of New Beginnings common stock sold in its initial public offering properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from New Beginnings’ initial public offering, calculated as of two (2) business days prior to the consummation of the Business Combination, which was approximately $10.10 per share, or $100,998,810.93 in the aggregate.

As a result of the Business Combination, each share of Legacy Airspan common stock, Legacy Airspan Class B common stock, Legacy Airspan Class C common stock and Legacy Airspan preferred stock outstanding immediately prior to the effective time (excluding Airspan Restricted Stock that is not Airspan Accelerated Restricted Stock) of the Business Combination was converted into 59,726,486 shares of Company Common Stock and 9,000,000 Post-Combination Company Warrants.

Pursuant to subscription agreements entered into in connection with the Business Combination Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 7,500,000 newly-issued shares of the Company’s common stock at a purchase price of $10.00 per share, for an aggregate purchase price of $75,000,000 (the “PIPE Investment”). The Company consummated the PIPE Investment immediately prior to Closing on August 13, 2021.

After giving effect to the Transactions, the redemption of public shares as described above, and the consummation of the PIPE Investment, there are 72,024,437 shares of the Company’s common stock issued and outstanding as of the date of this Report.

The Company’s common stock commenced trading on the NYSE American under the symbol “MIMO” on August 16, 2021, and the Company’s warrants commenced trading on the NYSE American under the symbols “MIMO WS”, “MIMO WSA”, “MIMO WSB” and “MIMO WSC” in each case, subject to the Company’s satisfaction of all listing criteria following the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report, including the documents incorporated by reference into this Report, includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company. Factors that may impact such forward-looking statements include:

●	the ability to maintain the listing of the shares of common stock of the Company on the NYSE American;

●	the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates and plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure;

●	the ability of the Company to grow and manage growth profitably and retain its key employees;

●	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, forecasts, projected costs, prospects and plans;

●	the implementation, market acceptance and success of the Company’s products;

●	demand for the Company’s products and the drivers of that demand;

●	the Company’s estimated total addressable market and other industry projections, and the Company’s projected market share;

●	competition in the Company’s industry, the advantages of the Company’s products and technology over competing products and technology existing in the market, and competitive factors including with respect to technological capabilities, cost and scalability;

●	the Company’s ability to scale in a cost-effective manner and maintain and expand its manufacturing relationships;

●	the Company’s ability to enter into production supply agreements with customers, the terms of those agreements, and customers’ utilization of the Company’s products and technology;

●	the Company’s expected reliance on Tier 1 customers;

●	developments and projections relating to the Company’s competitors and industry, including with respect to investment in 5G networks;

●	the Company’s expectation that it will incur substantial expenses and continuing losses for the foreseeable future and that it will incur increased expenses as a public company;

●	the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates;

●	costs related to being a public company;

●	the risk that the Company may never achieve or sustain profitability;

●	the risk that the Company is unable to secure or protect its intellectual property;

●	the impact of the COVID-19 pandemic on the financial condition and results of operations of the Company;

●	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act;

●	the Company’s future capital requirements and sources and uses of cash;

●	the Company’s ability to obtain funding for its operations;

●	the Company’s business, expansion plans and opportunities;

●	anticipated financial performance, including gross margin, and the expectation that the Company’s future results of operations will fluctuate on a quarterly basis for the foreseeable future;

●	expected capital expenditures, cost of revenue and other future expenses, and the sources of funds to satisfy the liquidity needs of the Company;

●	the outcome of any known and unknown litigation and regulatory proceedings; and

●	other risks and uncertainties described in the Proxy Statement/Prospectus/Consent Solicitation Statement, including those under the section entitled “Risk Factors.”

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Transactions and the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Information About Airspan” beginning on page 180 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Risk Factors” beginning on page 45 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 34 of the Proxy Statement/Prospectus/Consent Solicitation Statement under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of New Beginnings for the period from August 20, 2020 (inception) through December 31, 2020, and as of December 31, 2020, is described in the Proxy Statement//Prospectus/Consent Solicitation Statement in the sections entitled “Summary Historical Financial Information of New Beginnings” and “New Beginnings Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 39 and 255 thereof, respectively, and are incorporated herein by reference. The financial information of New Beginnings for the three and six months ended June 30, 2021, and as of June 30, 2021 is included in Items 1 and 2 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 12, 2021, and incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of Legacy Airspan, and to Exhibits 99.3 and 99.4, all of which are incorporated herein by reference.

The Audited Financial Statements of Legacy Airspan for the years ended December 31, 2020 and 2019 set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the Section entitled “Airspan Networks Inc. Financial Statements as of December 31, 2020 and 2019 and for the Years Ended December 31, 2020, 2019 and 2018” beginning on page F-44 thereof and that information is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operation of Legacy Airspan for the years ended December 31, 2020 and 2019 set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Airspan Management’s Discussion and Analysis of Financial Condition and Results of Operation” beginning on page 196 thereof and that information is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the pro forma financial information of the Company and Exhibit 99.5, all of which are incorporated herein by reference.

Properties

The facilities of the Company are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Information About Airspan” beginning on page 187 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock immediately following consummation of the Transactions by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. In computing the number of shares of the Company’s common stock beneficially owned by a person or entity and the percentage ownership, the Company deemed outstanding shares of its common stock subject to options and warrants held by that person or entity that are currently exercisable or exercisable within 60 days of the Closing Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Unless otherwise noted, the address of each beneficial owner is c/o Airspan Networks Holdings Inc., 777 Yamato Road, Suite 310, Boca Raton, FL 33431.

The beneficial ownership of the Company’s common stock is based on 72,024,437 shares of common stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name and Address of Beneficial Owner(1)	Number of shares of common stock	%
Directors and Executive Officers(1)
Eric D. Stonestrom(2)	1,207,483	1.7%
David Brant(3)	596,246	*
Henrik Smith-Petersen(4)	400,392	*
Thomas S. Huseby(5)	297,179	*
Bandel L. Carano(6)	32,949,384	43.2%
Michael T. Flynn(7)	117,606	*
Scot B. Jarvis(8)	353,916	*
Mathew Oommen	—	—
Dominic Trempont(9)	65,036	*
Michael S. Liebowitz(10)	3,285,061	4.6%
All Directors and Executive Officers as a Group (12 individuals)	39,635,512	50.1%

Five Percent Holders:
Oak Investment Partners(6)	32,949,384	43.2%
SoftBank Group Capital Limited(11)	13,783,886	19.0%

*	Less than 1%
(1)	Unless otherwise noted, the address of each beneficial owner is c/o Airspan Networks Inc., 777 Yamato Road, Suite 310, Boca Raton, Florida 33431.
(2)	Common stock consists of (i) 16,285 shares of common stock; (ii) 1,035,017 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021, (iii) 153,712 shares of restricted common stock and (iv) 2,469 shares of common stock issuable upon exercise of Post-Combination Company Warrants.
(3)	Common stock consists of (i) 1,633 shares of common stock, (ii) 517,508 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021, (iii) 76,856 shares of restricted common stock and (iv) 249 shares of common stock issuable upon exercise of Post-Combination Company Warrants.
(4)	Common stock consists of (i) 381,177 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021, and (ii) 19,215 shares of restricted common stock.
(5)	Common stock consists of (i) 258,754 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021, and (ii) 38,425 shares of restricted common stock.
(6)	Includes 4,310,325 shares of common stock issuable upon exercise of Post-Combination Company Warrants. Shares are held by Oak Investment Partners XI, Limited Partnership and Oak Investment Partners XIII, Limited Partnership (collectively, “Oak Investment Partners”). The address of the entities affiliated with Oak Investment Partners is 901 Main Avenue, Suite 600, Norwalk, CT 06851. Mr. Carano has shared power to vote and dispose of the shares held by Oak Investment Partners. Mr. Carano disclaims beneficial ownership of the shares held by Oak Investment Partners, except to the extent of his pecuniary interest therein.

(7)	Common stock consists of (i) 92,247 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021, and (ii) 25,359 shares of restricted common stock.
(8)	Common stock consists of (i) 251,910 shares of common stock held by Connis Point Partners, LLC, of which Mr. Jarvis is the Managing Member, (ii) 38,181 shares of common stock issuable upon exercise of Post-Combination Company Warrants held by Connis Point Partners, LLC and (iii) 63,825 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021. The address of Connis Point Partners, LLC is 3825 Issaquah Pine Lake Rd. SE, Sammamish, Washington 98075.
(9)	Common stock consists of 65,036 shares of common stock issuable on exercise of options that are exercisable within 60 days from August 19, 2021.
(10)	The Sponsor is the record holder of 3,241,000 shares of common stock reported herein. Mr. Liebowitz is a managing member of the Sponsor. Consequently, Mr. Liebowitz may be deemed the beneficial owner of the shares held by the Sponsor and have voting and dispositive control over such securities. Mr. Liebowitz disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.
(11)	Includes 1,938,071 shares of common stock issuable upon exercise of Post-Combination Company Warrants. The address of SoftBank Group Capital Limited is 69 Grosvenor Street, London, W1K 3JP United Kingdom. Shares are subject to the the irrevocable proxy and power of attorney dated March 8, 2021, as further described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Certain Agreements Related to the Business Combination — SoftBank Irrevocable Proxy” beginning on page 145 thereof, which is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Management of the Post-Combination Company Following the Business Combination” beginning on page 264 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of New Beginnings stockholders from the Special Meeting, the Board is comprised of the individuals designated as provided in the Stockholders Agreement, as further described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Management of the Post-Combination Company Following the Business Combination—Management and Board of Directors,” which is incorporated herein by reference.

Mathew Oommen and Eric D. Stonestrom were each appointed Class I directors, with each of their terms expiring at the Company’s 2022 annual meeting of stockholders; Bandel L. Carano, Michael T. Flynn and Scot B. Jarvis were each appointed Class II directors, with each of their terms expiring at the Company’s 2023 annual meeting of stockholders; and Thomas S. Huseby, Michael S. Liebowitz and Dominique Trempont were appointed Class III directors, with each of their terms expiring at the Company’s 2024 annual meeting of stockholders.

Biographical information for these individuals is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 264, which is incorporated herein by reference.

Independence of Directors

NYSE American listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Flynn, Huseby, Jarvis, Leibowitz and Trempont are “independent directors” as defined in the NYSE American listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Messrs. Jarvis, Liebowitz and Trempont to serve on the Audit Committee, with Mr. Trempont as chair. The Board appointed Messrs. Flynn, Huseby and Jarvis to serve on the Compensation Committee, with Mr. Jarvis as chair. The Board appointed Messrs. Huseby, Liebowitz and Trempont to serve on the Nominating and Corporate Governance Committee, with Mr. Huseby as chair.

Executive Officers

Effective as of the Closing, Mr. Leibowitz resigned as Chief Executive Officer. Effective as of the Closing, the Board appointed Mr. Stonestrom to serve as President and Chief Executive Officer, Mr. Huseby to serve as Chairman, Mr. Brant to serve as Senior Vice President and Chief Financial Officer, Mr. Smith-Petersen to serve as President, Global Business Development, Mr. Shalev to serve as Chief Operating Officer, and Mr. Leizerovitz to serve as Head of Products. Biographical information for Messrs. Stonestrom, Brant, Smith-Petersen, Shalev and Leizerovitz is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 264, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections entitled “Management of The Post-Combination Company Following the Business Combination—Compensation of Directors and Officers” and “Airspan’s Executive Compensation” beginning on pages 269 and 191 thereof, respectively, and are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or Compensation Committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections entitled “Certain Airspan Relationships and Related Party Transactions” and “Certain New Beginnings Relationships and Related Party Transactions” beginning on pages 218 and 262 thereof, respectively, and are incorporated herein by reference.

Risk Oversight

Our risk management oversight is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Management of the Post-Combination Company Following the Business Combination—Risk Oversight” beginning on page 269 thereof and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus/Consent Solicitation Statement titled “Information About Airspan—Legal Proceedings” beginning on page 187, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

The market price of, and dividends on, New Beginnings common equity, warrants and units and related stockholder matters is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the Section entitled “Market Price and Dividend Information” beginning on page 284 thereof and that information is incorporated herein by reference.

As of the Closing Date and following the consummation of the Business Combination, the Company had approximately 72,024,437 shares of Company’s common stock issued and outstanding held of record by 84 holders.

Prior to the Closing, the Company’s publicly traded units, common stock and warrants were listed on the NYSE American under the symbols “NBA.U,” “NBA,” and “NBA WS,” respectively. Upon the Closing, the Company’s common stock was listed on NYSE American under the symbol “MIMO” and the Company’s warrants were listed on the NYSE American under the symbols “MIMO WS,” “MIMO WSA”, “MIMO WSB”, and “MIMO WSC”. New Beginnings publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and were delisted from the NYSE American.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of cash dividends by the Company in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends will be within the discretion of the Board at such time. The Company’s ability to declare dividends may also be limited by restrictive covenants pursuant to any debt financing agreements.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment, the Company had 72,024,437 shares of common stock outstanding held of record by 84 holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Proposal No. 5—The Stock Incentive Plan Proposal” beginning on page 169 thereof, which is incorporated herein by reference.

At the Special Meeting, New Beginnings stockholders approved the Airspan Networks Holdings Inc. 2021 Stock Incentive Plan (the “2021 Plan”) and the material terms thereunder, including the authorization of the initial share reserve thereunder.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of the Company’s common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Description of the Post-Combination Company’s Securities” beginning on page 270 thereof and that information is incorporated herein by reference. As described below, the Company’s Second Amended and Restated Certificate of Incorporation was approved by New Beginnings stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Description of the Post-Combination Company’s Securities—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 277 thereof and that information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in New Beginnings certifying accountant, which is incorporated herein by reference.

Item 2.02 Results of Operation and Financial Condition.

On August 19, 2021, the Company issued a press release announcing its second quarter 2021 financial results. A copy of the Company’s August 19, 2021 press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Report relating to the amendment to the Credit Agreement, which is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated herein by reference.

Immediately prior to Closing, New Beginnings issued the Convertible Notes. The disclosure under Item 1.01 of this Report relating to the Convertible Notes is incorporated herein by reference.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 4.01 Change in Registrant’s Certifying Accountant.

On August 13, 2021, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Grant Thornton served as the independent registered public accounting firm of Airspan Networks Inc. prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm following the consummation of the Business Combination on August 13, 2021.

Marcum’s report on the Company’s financial statements as of December 31, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from August 20, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, but was modified to contain an explanatory paragraph indicating correction of misstatements.

During the period from August 20, 2020 (inception) through December 31, 2020, and in the subsequent interim period through August 13, 2021 (the “Relevant Period”) there have been no disagreements, as the term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K, promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended, with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

During the Relevant Period, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K , except that in connection with the Company’s internal control over financial reporting there was a material weakness. As previously reported, management has identified a specific deficiency related to controls over proper classification of certain warrants that the Company issued with its initial public offering and private placement that constituted a material weakness in the Company’s internal controls over financial reporting as of December 31, 2020. We did not maintain effective internal controls related to the proper classification and accounting of warrants that were a part of initial public offering and private placement during the period from August 20, 2020 (inception) through December 31, 2020. This material weakness resulted in material misstatements and audit adjustments to warrant liability, common stock subject to possible redemption, common stock, additional paid-in capital, accumulated deficiency, warrant issuance costs and change in fair value of warrants to the consolidated financial statements for the period from August 20, 2020 (inception) through December 31, 2020.

During the Relevant Period, neither the Company, nor (to the Company’s knowledge) anyone acting on its behalf consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to this Report.

Item 5.01 Change in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 of this Report is incorporated herein by reference.

As previously disclosed in the Proxy Statement/Prospectus/Consent Solicitation Statement under the sections titled “Proposal No. 1 — The Business Combination —Interests of Airspan Directors and Executive Officers in the Business Combination,” beginning on page 120, which is incorporated herein by reference, certain of the Company’s directors and officers received cash awards and MIP RSUs in full satisfaction of their rights under the Legacy Airspan Management Incentive Plan.

As previously disclosed, at the Special Meeting, the stockholders of New Beginnings considered and approved the 2021 Plan which became effective immediately upon the Closing. A description of the 2021 Plan is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Proposal No. 5—The Incentive Award Plan Proposal” beginning on page 169 thereof, which is incorporated herein by reference.

The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan and the related forms of award agreements under the 2021 Plan, which are attached hereto as Exhibits 10.9 through 10.15, and each of which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2021, in connection with the consummation of the Transactions, the Company amended and restated its certificate of incorporation effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus/Consent Solicitation Statement under the sections titled “Proposal No. 2—The Charter Amendment Proposal,” “Proposal Nos. 3A-3H—The Governance Proposals,” “Comparison of Airspan Stockholders’ Rights” and “Description of the Post-Combination Company’s Securities” beginning on pages 156, 166, 223 and 270 of the Proxy Statement/Prospectus/Consent Solicitation Statement, respectively, which are incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 106 thereof, which is incorporated herein by reference.

Item 7.01 Regulation FD

The information set forth in Item 2.02 of this Report is incorporated by reference into this Item 7.01.

The information in Item 2.02 and Item 7.01 to this Report, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 16, 2021, the parties issued joint press release announcing, among other things, the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The unaudited interim financial statements of Legacy Airspan for the three and six months period ended June 30, 2021 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company is filed as Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1†	Business Combination Agreement, dated as of March 8, 2021, by and among New Beginnings, Merger Sub and Legacy Airspan	S-4	2.1	05/14/2021
3.1	Second Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
4.1	Specimen Common Stock Certificate
4.2	Specimen Company Warrant Certificate	S-1	4.3	10/22/2020
4.3	Warrant Agreement, dated October 29, 2020, by and between New Beginnings and Continental Stock Transfer & Trust Company, as warrant agent	8-K	4.1	11/02/2020
4.4	Warrant Agreement dated August 13, 2021 by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent
4.5	Specimen Company Warrant Certificate	S-4	4.6	6/21/2021
10.1	Amended and Restated Registration Rights and Lock-Up Agreement, dated as of August 13, 2021 by and among the Company, certain equityholders of the Company named therein and certain equityholders of Legacy Airspan named therein
10.2†^	Stockholders Agreement, dated as of August 13, 2021, by and among the Company and certain stockholders of the Company named therein
10.3†^	Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and Other Loan Documents, dated as of August 13, 2021, by and among the Company, Airspan Networks Inc., certain of its subsidiaries, as guarantors, DBFIP ANI LLC, as administrative and collateral agent, and the holders of the Convertible Notes party thereto
10.4	Sponsor Support Agreement, dated as of March 8, 2021, by and among the Company, Legacy Airspan and Sponsor	S-4	10.1	05/14/2021
10.5†	Stockholder Support Agreement, dated as of March 8, 2021, by and among the Company and certain stockholders of Legacy Airspan party thereto	S-4	10.2	05/14/2021
10.6	Form of Subscription Agreement	S-4	10.3	5/14/2021

10.7	Letter Agreement by and among the Company and each of the Company’s initial shareholders, officers and directors	S-1	10.1	10/22/2020
10.8#	Airspan Networks Inc. 2009 Omnibus Equity Plan, including the amendments thereto	S-4	10.10	05/14/2021
10.9#	2021 Stock Incentive Plan	S-4	10.11	05/14/2021
10.10#	Form of Stock Option Award under 2021 Stock Incentive Plan for Chief Executive Officer and Chief Financial Officer	S-4	10.12	05/14/2021
10.11#	Form of Stock Option Award under 2021 Stock Incentive Plan for Other Employees	S-4	10.13	05/14/2021
10.12#	Form of Stock Option Award under 2021 Stock Incentive Plan for Non-Employee Directors Employees	S-4	10.14	05/14/2021
10.13#	Form of MIP RSU	S-4	10.15	05/14/2021
10.14#	Form of Exchanged Restricted Stock Award	S-4	10.16	05/14/2021
10.15#	Form of RSU for Exchanged Restricted Stock	S-4	10.17	05/14/2021
10.16#	Employment Letter Agreement dated October 7, 2009 between Airspan Networks Inc. and Eric Stonestrom	S-4	10.19	05/14/2021
10.17#	Employment Letter Agreement dated October 7, 2009 between Airspan Networks Inc. and David Brant	S-4	10.20	05/14/2021
10.18#	Employment Offer Letter dated February 8, 2001, as amended, between Airspan Networks Inc. and Henrik Smith-Petersen	S-4	10.21	05/14/2021
10.19†	Convertible Note Purchase Agreement, dated August 6, 2015, by and between Airspan Networks Inc. and Golden Wayford Limited	S-4	10.23	05/14/2021
10.20†^	Amendment No. 1 to Convertible Note Purchase Agreement, dated August 19, 2016, by and between Airspan Networks Inc. and Golden Wayford Limited	S-4	10.24	05/14/2021
10.21†	Amendment No. 2 to Convertible Note Purchase Agreement, dated November 28, 2017, by and between Airspan Networks Inc. and Golden Wayford Limited	S-4	10.25	05/14/2021
10.22	Term Loan Agreement, dated February 9, 2016, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.26	05/14/2021
10.23	Amendment No. 1 to Term Loan Agreement, dated July 12, 2016, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.27	05/14/2021
10.24	Amendment No. 2 to Term Loan Agreement, dated July 3, 2017, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.28	05/14/2021
10.25	Amendment No. 3 to Term Loan Agreement, dated May 23, 2019, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.29	05/14/2021
10.26	Amendment No. 4 to Term Loan Agreement, dated March 30, 2020, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.30	05/14/2021
10.27	Amendment No. 5 to Term Loan Agreement, dated December 30, 2020, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.31	05/14/2021
10.28	Amendment to Amendment No. 5 to Loan Agreement, dated as of February 12, 2021, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.32	05/14/2021

10.29	Irrevocable Proxy and Power of Attorney, dated March 8, 2021, by and among SoftBank Group Capital Limited and the Registrant	S-4	10.33	05/14/2021
10.30*	Master Services Agreement, dated November 25, 2019, by and between Gogo Business Aviation LLC and Airspan Networks Inc.	S-4	10.34	05/14/2021
10.31*	Supply and Product Support Agreement, dated November 25, 2019, by and between Gogo Business Aviation LLC and Airspan Networks Inc.	S-4	10.35	05/14/2021
10.32*	OFDMA Smallcell License Agreement, dated August 25, 2014, by and between QUALCOMM Incorporated and Airspan Networks Inc.	S-4	10.35	06/21/2021
10.33*	Amendment to OFDMA Smallcell License Agreement, dated July 1, 2015, by and between QUALCOMM Incorporated and Airspan Networks Inc.	S-4	10.36	06/21/2021
10.34*	Components Supply Agreement, dated November 14, 2015, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.37	06/21/2021
10.35†*	Supply Agreement between Airspan Networks Inc. and Hon Hai Ind. Co., Ltd., effective April 1, 2016	S-4	10.38	06/21/2021
10.36*	Manufacturing Supply Agreement made and entered into as of May 31, 2019 by Airspan Communications Limited and Cape EMS Manufacturing (M) Sdn. Bhd. & Cap Manufacturing (M) Sdn. Bhd.	S-4	10.39	06/21/2021
10.37*	Amendment to Components Supply Agreement, dated January 19, 2017, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.40	06/21/2021
10.38*	Amendment to Components Supply Agreement, dated January 23, 2018, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.41	06/21/2021
10.39*	Amendment to Components Supply Agreement, dated October 23, 2019, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.42	06/21/2021
10.40	Amendment One to Supply Agreement, dated as of January 1, 2018, between Airspan Networks Inc., Cloud Network Technology Singapore Pte. Ltd. and Hon Hai Ind. Co., Ltd.	S-4	10.43	06/21/2021
10.41	Amendment Two to Supply Agreement, dated effective as of February 21, 2020, between Airspan Networks Inc. and Hon Hai Ind. Co., Ltd.	S-4	10.44	06/21/2021
10.42†^	Assignment of Loan dated December 30, 2020 by Pacific Western Bank, as existing agent and lender, Ally Bank, as existing lender, and DBFIP ANI LLC and Pendrell Corporation, as buyers	S-4	10.45	06/21/2021
10.43^	Resignation and Assignment Agreement, entered into as of December 30, 2020, by and among Pacific Western Bank, as agent, DBFIP ANI LLC, as successor agent, Airspan Networks Inc. and each of the other borrowers and guarantors party thereto	S-4	10.46	06/21/2021
10.44	First Amendment to Credit Agreement, dated as of June 14, 2021, by and among Airspan Networks Inc., certain of its subsidiaries, as guarantors, and DBFIP ANI LLC, as administrative and collateral agent	S-4	10.47	06/21/2021

10.45†	Limited Consent, dated March 8, 2021, among Airspan Networks Inc., as borrower, certain subsidiaries of Airspan Networks Inc., as guarantors, DBFIP ANI LLC, as administrative agent and collateral agent, and the lenders from time to time party to the Fortress Credit Agreement.	S-4	10.48	06/21/2021
10.46	Form of Director and Officer Indemnification Agreement.	S-4	10.50	06/21/2021
10.47	Senior Secured Convertible Note Purchase and Guarantee Agreement, dated July 30, 2021, by and among the Company, Artemis Merger Sub Corp., DBFIP ANI LLC, as agent, collateral agent and trustee and the purchasers party thereto.	8-K	10.1	08/02/2021
10.48†^	Joinder Agreement, dated as of August 13, 2021, by Airspan Networks Holdings Inc. and the guarantors party thereto to DBFIP ANI LLC, in its capacities as administrative agent, collateral agent and trustee for the holders of the Convertible Notes
16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission, dated August 16, 2021
21.1	Subsidiaries of the Company
99.1	Press release dated August 16, 2021
99.2	Press release dated August 19, 2021
99.3	Unaudited interim financial statements of Legacy Airspan for the three and six month periods ended June 30, 2021
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operation of Legacy Airspan for the three and six months periods ended June 30, 2021
99.5	Unaudited pro forma condensed combined financial information of the Company
104	Cover Page Interactive Data File

#	Indicates management contract or compensatory plan or arrangement.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
^	Certain provisions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(6)
*	Certain provisions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2021	Airspan Networks Holdings Inc.

	By:	/s/ David Brant
David Brant
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1†	Business Combination Agreement, dated as of March 8, 2021, by and among New Beginnings, Merger Sub and Legacy Airspan	S-4	2.1	05/14/2021
3.1	Second Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
4.1	Specimen Common Stock Certificate
4.2	Specimen Company Warrant Certificate	S-1	4.3	10/22/2020
4.3	Warrant Agreement, dated October 29, 2020, by and between New Beginnings and Continental Stock Transfer & Trust Company, as warrant agent	8-K	4.1	11/02/2020
4.4	Warrant Agreement dated August 13, 2021 by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent
4.5	Specimen Company Warrant Certificate	S-4	4.6	5/14/2021
10.1	Amended and Restated Registration Rights and Lock-Up Agreement, dated as of August 13, 2021 by and among the Company, certain equityholders of the Company named therein and certain equityholders of Legacy Airspan named therein
10.2†^	Stockholders Agreement, dated as of August 13, 2021, by and among the Company and certain stockholders of the Company named therein
10.3†^	Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and Other Loan Documents, dated as of August 13, 2021, by and among the Company, Airspan Networks Inc., certain of its subsidiaries, as guarantors, DBFIP ANI LLC, as administrative and collateral agent, and the holders of the Convertible Notes party thereto
10.4	Sponsor Support Agreement, dated as of March 8, 2021, by and among the Company, Legacy Airspan and Sponsor	S-4	10.1	05/14/2021
10.5†	Stockholder Support Agreement, dated as of March 8, 2021, by and among the Company and certain stockholders of Legacy Airspan party thereto	S-4	10.2	05/14/2021
10.6	Form of Subscription Agreement	S-4	10.3	5/14/2021
10.7	Letter Agreement by and among the Company and each of the Company’s initial shareholders, officers and directors	S-1	10.1	10/22/2020
10.8#	Airspan Networks Inc. 2009 Omnibus Equity Plan, including the amendments thereto	S-4	10.10	05/14/2021
10.9#	2021 Stock Incentive Plan	S-4	10.11	05/14/2021
10.10#	Form of Stock Option Award under 2021 Stock Incentive Plan for Chief Executive Officer and Chief Financial Officer	S-4	10.12	05/14/2021
10.11#	Form of Stock Option Award under 2021 Stock Incentive Plan for Other Employees	S-4	10.13	05/14/2021
10.12#	Form of Stock Option Award under 2021 Stock Incentive Plan for Non-Employee Directors Employees	S-4	10.14	05/14/2021

10.13#	Form of MIP RSU	S-4	10.15	05/14/2021
10.14#	Form of Exchanged Restricted Stock Award	S-4	10.16	05/14/2021
10.15#	Form of RSU for Exchanged Restricted Stock	S-4	10.17	05/14/2021
10.16#	Employment Letter Agreement dated October 7, 2009 between Airspan Networks Inc. and Eric Stonestrom	S-4	10.19	05/14/2021
10.17#	Employment Letter Agreement dated October 7, 2009 between Airspan Networks Inc. and David Brant	S-4	10.20	05/14/2021
10.18#	Employment Offer Letter dated February 8, 2001, as amended, between Airspan Networks Inc. and Henrik Smith-Petersen	S-4	10.21	05/14/2021
10.19†	Convertible Note Purchase Agreement, dated August 6, 2015, by and between Airspan Networks Inc. and Golden Wayford Limited	S-4	10.23	05/14/2021
10.20†^	Amendment No. 1 to Convertible Note Purchase Agreement, dated August 19, 2016, by and between Airspan Networks Inc. and Golden Wayford Limited	S-4	10.24	05/14/2021
10.21†	Amendment No. 2 to Convertible Note Purchase Agreement, dated November 28, 2017, by and between Airspan Networks Inc. and Golden Wayford Limited	S-4	10.25	05/14/2021
10.22	Term Loan Agreement, dated February 9, 2016, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.26	05/14/2021
10.23	Amendment No. 1 to Term Loan Agreement, dated July 12, 2016, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.27	05/14/2021
10.24	Amendment No. 2 to Term Loan Agreement, dated July 3, 2017, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.28	05/14/2021
10.25	Amendment No. 3 to Term Loan Agreement, dated May 23, 2019, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.29	05/14/2021
10.26	Amendment No. 4 to Term Loan Agreement, dated March 30, 2020, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.30	05/14/2021
10.27	Amendment No. 5 to Term Loan Agreement, dated December 30, 2020, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.31	05/14/2021
10.28	Amendment to Amendment No. 5 to Loan Agreement, dated as of February 12, 2021, by and between SoftBank Group Capital Limited and Airspan Networks Inc.	S-4	10.32	05/14/2021
10.29	Irrevocable Proxy and Power of Attorney, dated March 8, 2021, by and among SoftBank Group Capital Limited and the Registrant	S-4	10.33	05/14/2021
10.30*	Master Services Agreement, dated November 25, 2019, by and between Gogo Business Aviation LLC and Airspan Networks Inc.	S-4	10.34	05/14/2021
10.31*	Supply and Product Support Agreement, dated November 25, 2019, by and between Gogo Business Aviation LLC and Airspan Networks Inc.	S-4	10.35	05/14/2021
10.32*	OFDMA Smallcell License Agreement, dated August 25, 2014, by and between QUALCOMM Incorporated and Airspan Networks Inc.	S-4	10.35	06/21/2021
10.33*	Amendment to OFDMA Smallcell License Agreement, dated July 1, 2015, by and between QUALCOMM Incorporated and Airspan Networks Inc.	S-4	10.36	06/21/2021

10.34*	Components Supply Agreement, dated November 14, 2015, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.37	06/21/2021
10.35†*	Supply Agreement between Airspan Networks Inc. and Hon Hai Ind. Co., Ltd., effective April 1, 2016	S-4	10.38	06/21/2021
10.36*	Manufacturing Supply Agreement made and entered into as of May 31, 2019 by Airspan Communications Limited and Cape EMS Manufacturing (M) Sdn. Bhd. & Cap Manufacturing (M) Sdn. Bhd.	S-4	10.39	06/21/2021
10.37*	Amendment to Components Supply Agreement, dated January 19, 2017, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.40	06/21/2021
10.38*	Amendment to Components Supply Agreement, dated January 23, 2018, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.41	06/21/2021
10.39*	Amendment to Components Supply Agreement, dated October 23, 2019, by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd. and Airspan Networks Inc.	S-4	10.42	06/21/2021
10.40	Amendment One to Supply Agreement, dated as of January 1, 2018, between Airspan Networks Inc., Cloud Network Technology Singapore Pte. Ltd. and Hon Hai Ind. Co., Ltd.	S-4	10.43	06/21/2021
10.41	Amendment Two to Supply Agreement, dated effective as of February 21, 2020, between Airspan Networks Inc. and Hon Hai Ind. Co., Ltd.	S-4	10.44	06/21/2021
10.42†^	Assignment of Loan dated December 30, 2020 by Pacific Western Bank, as existing agent and lender, Ally Bank, as existing lender, and DBFIP ANI LLC and Pendrell Corporation, as buyers	S-4	10.45	06/21/2021
10.43^	Resignation and Assignment Agreement, entered into as of December 30, 2020, by and among Pacific Western Bank, as agent, DBFIP ANI LLC, as successor agent, Airspan Networks Inc. and each of the other borrowers and guarantors party thereto	S-4	10.46	06/21/2021
10.44	First Amendment to Credit Agreement, dated as of June 14, 2021, by and among Airspan Networks Inc., certain of its subsidiaries, as guarantors, and DBFIP ANI LLC, as administrative and collateral agent	S-4	10.47	06/21/2021
10.45†	Limited Consent, dated March 8, 2021, among Airspan Networks Inc., as borrower, certain subsidiaries of Airspan Networks Inc., as guarantors, DBFIP ANI LLC, as administrative agent and collateral agent, and the lenders from time to time party to the Fortress Credit Agreement.	S-4	10.48	06/21/2021
10.46	Form of Director and Officer Indemnification Agreement.	S-4	10.50	06/21/2021
10.47	Senior Secured Convertible Note Purchase and Guarantee Agreement, dated July 30, 2021, by and among the Company, Artemis Merger Sub Corp., DBFIP ANI LLC, as agent, collateral agent and trustee and the purchasers party thereto.	8-K	10.1	08/02/2021

10.48†^	Joinder Agreement, dated as of August 13, 2021, by Airspan Networks Holdings Inc. and the guarantors party thereto to DBFIP ANI LLC, in its capacities as administrative agent, collateral agent and trustee for the holders of the Convertible Notes
16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission, dated August 16, 2021
21.1	Subsidiaries of the Company
99.1	Press release dated August 16, 2021
99.2	Press release dated August 19, 2021
99.3	Unaudited interim financial statements of Legacy Airspan for the three and six month periods ended June 30, 2021
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operation of Legacy Airspan for the three and six months periods ended June 30, 2021
99.5	Unaudited pro forma condensed combined financial information of the Company
104	Cover Page Interactive Data File

#	Indicates management contract or compensatory plan or arrangement.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
^	Certain provisions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(6)
*	Certain provisions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv).